Exhibit 99.1

News release

QLT ANNOUNCES DATE OF SPECIAL DISTRIBUTION TO SHAREHOLDERS

For Immediate Release	April 4, 2016

VANCOUVER, CANADA — QLT Inc. (NASDAQ:QLTI) (TSX:QLT) (“QLT”) is pleased to announce that its previously announced special distribution (the “Special Distribution”) of common shares (the “Aralez Shares”) of Aralez Pharmaceuticals Inc., or cash in lieu thereof, to QLT shareholders will complete on April 5, 2016 (the “Distribution Date”).

Due Bill Trading Procedures

In accordance with the rules of the Toronto Stock Exchange and NASDAQ, “due bill” trading procedures are being applied in connection with the Special Distribution.  Pursuant to these procedures, automated systems are tracking any trading of QLT common shares (“QLT Shares”) in the period between the second trading day prior to the record date for the Special Distribution, being February 11, 2016, and the Distribution Date (the “Due Bill Period”).  The QLT shares will commence trading on an “ex-distribution” basis on April 6, 2016, the date following the Distribution Date, as of which date purchases of QLT Shares will no longer have an attaching right to the Special Distribution.  The “due bills” will be redeemed once all trades with attached “due bills” entered during the Due Bill Period have settled, which is anticipated to occur at the end of the business day on or about April 8, 2016.

About QLT

QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide.  We are focused on developing our synthetic retinoid program for the treatment of certain inherited retinal diseases.

QLT’s head office is based in Vancouver, Canada and the Company is publicly traded on NASDAQ Stock Market (symbol: QLTI) and the Toronto Stock Exchange (symbol: QLT).  For more information about the Company’s products and developments, please visit our website at www.qltinc.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws.  Forward looking statements include, but are not limited to, statements concerning the Distribution Date, statements regarding the date of redemption of the due bills and any other statements regarding QLT’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential” and similar expressions.  All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the failure of QLT to complete all steps necessary to complete the Special Distribution by the Distribution Date, the timing required to redeem all due bills and uncertainties relating to QLT’s development plans, timing and results of the clinical development and commercialization of QLT’s products and technologies.  Additional information concerning these and other factors can be found in QLT’s filings with the SEC, including QLT’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking that speak only as of the date hereof.

QLT Inc. Contacts:

For Investors:

Andrea Rabney or David Pitts

Argot Partners

P: 212-600-1902

andrea@argotpartners.com

david@argotpartners.com